EXHIBIT C
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        CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
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     Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of the Kit Cole Investment Trust, does hereby certify, to such officer's knowledge, that the report on Form N-CSR of the Kit Cole Investment Trust for the Year ended June 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Kit Cole Investment Trust for the stated period.

/s/ Kit M. Cole                          /s/ Jeff Tappan
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Kit M. Cole                              Jeff Tappan
President, Kit Cole Investment Trust     Treasurer, Kit Cole Investment Trust

Dated: September 4, 2003                 Dated: September, 4, 2003
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This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by the Kit Cole Investment Trust for purposes of the Securities Exchange Act of 1934.